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                                                                     EXHIBIT 4.1



Number                                                                    Shares
                                [LivePerson Logo]

COMMON STOCK                     LivePerson, Inc.                    SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS

                                   Common Stock                CUSIP 538146 10 1

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT



is the holder of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR
VALUE $.001 PER SHARE, OF

                                LivePerson, Inc.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

/s/ Timothy E. Bixby                             /s/ Robert P. LoCascio
-------------------------                        -----------------------
EXECUTIVE VICE PRESIDENT,                        PRESIDENT, CHIEF EXECUTIVE
CHIEF FINANCIAL OFFICER AND         [SEAL]       OFFICER AND CHAIRMAN OF
SECRETARY                                        THE BOARD OF DIRECTORS


COUNTERSIGNED AND REGISTERED:
American Stock Transfer & Trust Company
(New York)

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Transfer Agent and Registrar


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         The Corporation will furnish to any shareholder upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and the designation, relative rights, preferences and limitations of each series of preferred shares which the Company is authorized to issue so far as the same have been fixed, and the authority of the Board of Directors of the Company to designate and fix the relative rights, preferences and limitations of other series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - ____ Custodian ____
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
JT TEN - as joint tenants with right           under Uniform Gifts to Minors
         of survivorship and not as            Act________________
         tenants in common                            (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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__________________________________________________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________Attorney to transfer

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the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated ___________________________________________


                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                    UPON THE FACE OF CERTIFICATE IN EVERY
                    PARTICULAR, WITHOUT ALTERATION OR
                    ENLARGEMENT OR ANY CHANGE WHATSOEVER

Signature(s) Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad 15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.